Business Overview Sensus January 2011 Exhibit 99.1

Safe Harbor Statement

The statements made during this presentation, other than historical facts, are made in reliance on the safe-
harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are subject to change at any time. These statements reflect the Company’s current expectations regarding its financial position, revenues, cash flow and other operating results, business strategy, financing plans, forecasted trends related to the markets in which the Company operates, legal proceedings and similar matters. We cannot assure you that the expectations expressed or implied in these forward-looking statements will turn out to be accurate. Our actual results could be materially different from our operations because of various risks. These risks include any future restatements of our consolidated financial statements, our inability to maintain effective internal controls over financial reporting, our susceptibility to macroeconomic downturns in the United States and abroad, conditions in the residential, commercial and industrial construction markets and in the automotive industry, our dependence on new product development and intellectual property, and our dependence on independent distributors and third-
party contract manufacturers, automotive vehicle production levels and schedules, our substantial financial leverage, debt service and other cash requirements, liquidity constraints and risks related to future growth and expansion. Other important risk factors that could cause actual events or results to differ from those contained or implied in the forward-looking statements include, without limitation, our ability to integrate acquired companies, general economic and business conditions, competition, adverse changes in the regulatory or legislative environment in which we operate, customer cancellations and other factors beyond the Company’s control. We encourage you to review our annual report on Form 10-K/A, which discusses in greater detail our results of operations for the most recently completed fiscal year and consider the risks that relate to any of our forward-looking statements.

Agenda About Sensus 1 Dynamic Market Opportunities 2 Differentiated Technology Offerings 3 Current Market Leadership 4 Strong Financial Performance 5 3 Appendix 6

Sensus Business Segments

1
* Revenue for Last Twelve Months Ended September 30, 2010 in millions
Reporting
Segment
Revenue* Reach Business Activity
Utility
Infrastructure
$743M • Global
• Smart Grid communications networks including:
– Smart metering, distribution automation, and
lighting control solutions and software
– Demand response and Home Area Network
solutions and software
• Water, gas and electric meters
All Other $130M
• USA
• China
• Pipe repair clamps & couplings
• Aluminum die castings for automotive and other
applications

Sweeping societal and industry changes to conserve and efficiently use electricity and water resources solidly position Sensus for strong profitable growth Sensus is Uniquely Positioned 5 1

1
About Sensus
•
$873 million of Net Sales at LTM Sept. 2010*
– 7% CAGR over 5 years
•
$107 million Adjusted EBITDA** at LTM Sept. 2010*
– 12% margin
•
Serves the global electric, water & gas markets with
– Single, licensed communications network platform
•
Leader in the utility smart grid market
– Over 8 million SmartPoint™ devices installed in full utility deployments
•
More than a century of utility experience
– Over 100 million meters installed worldwide
6
Headquarters
Raleigh, NC
*   LTM Sept. represents the Last Twelve Months Ended September 30, 2010.
** See Appendix: Non-GAAP Measure.

Presence on five continents with nearly 4,000 people
LTM Sep* $28
FY04 $12
LTM Sep* $177
FY04 $152
LTM Sep* $16
FY04 $7
LTM Sep* $606
FY04 $349
LTM Sep* $46
FY04 $9
Global Reach, Global Growth
7
Net Sales by Geography
(US$
in
millions)
1
*  “LTM Sep” represents the Last Twelve Months Ended September 30, 2010.

8 The global utility industry is undergoing a dramatic technology transformation creating compelling market opportunities 2 Dynamic Market Opportunities

Global Market Drivers
•
Increasing demand and conservation of energy
and water
•
Alternative/renewable energy and distributed
generation
•
Aging infrastructure and workforce
•
Real-time information requirements
•
Carbon emission and climate change initiatives
•
Active regulatory environments

2
Create tremendous opportunities for Sensus

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
(Millions)
2008
2009
2010
2011
2012
2013
2014
2015
Advanced Metering Infrastructure (AMI)
Electric Vehicle Management Systems
Distribution Automation

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
(Millions)
2008
2009
2010
2011
2012
2013
2014
2015
Advanced Metering Infrastructur e (AMI)
Electric Vehicle Management Systems
Distribution Automation

Electric Smart Grid Market
Projections
Smart Grid Revenue by Application, World Markets
(Excluding the United States):  2008-2015
Smart Grid Revenue by Application, United States:  2008-2015
10
• The U.S. market is leading the global smart grid conversion
• The U.S. smart grid market doubles over the next 5 years
• Markets outside of U.S. are following the U.S. in smart grid conversion and more than doubling over the next 5 years
• Distribution Automation is accelerating
Source: Pike Research
Source: Pike Research
2

2015
Estimate
Source: Stockholm Environmental Institute, 1997
Comprehensive Assessment of the Freshwater Resources of the World.

SENSUS

World Water Availability is Declining

Source:  Stockholm Environmental Institute
2
• World population and demand for water are increasing
• Conservation is becoming a global mandate
• Accurate and timely monitoring and control of water usage is critical
• Global water footprint positions Sensus favorably for continued growth
•
The U.S. Environmental Protection Agency estimates $274 billion will be
needed for U.S. water infrastructure over the next 20 years ($14 billion/year)
Water Availability:
Grey: No data
Dark Green: Very high              Light Orange: Low
Light Green: High                     Dark Orange: Very Low
Yellow: Average                        Red:  Catastrophically low

(units in millions)
400
350
300
250
200
150
100
50
-
160
27
100
1
80
-
340
28
Electric
Water
Gas
Total
Total North America
Smart Meters

sensus

• Technology transition to Smart
Meters is accelerating
• Being led by the conversion of the
electric meter installed base
• Water conversion is underway
• Estimated that only 28 million of the
340 million meters have been
converted to date
• 2.7 billion global meter installed base
Sources:  “The Scott AMR Report: AMR Deployments in North America, 2   Quarter 2010”;  IMS Research; and Management estimates.
Global Meter Installed Base (units in millions)
1,277
976 442 2,695
Technology Transition Has Begun
North American Meter Installed Base

2
nd

13 3 Differentiated Technology Offerings Sensus, with its differentiated offering and innovative technology, is a well positioned leader of the global utility technology transformation

•
Extensive portfolio of advanced metrology products for all utility types
– iCON
®
- advanced solid state electric meter
– iPERL™ - next generation water measurement technology
– SONIX
®
- ultrasonic gas meter
•
Advanced long-range, high-powered radio communications network
– Protected, primary-use FCC licensed radio spectrum; Reliable for utilities’ “mission critical” applications
– Avoids interference in the crowded public spectrum bands used by mesh networks
– Software defined radio enables over-the-air upgrades
•
Distribution Automation devices and software
– Connects using integrated Sensus communications network
– Interfaces with utility SCADA system
– Integrated with all major Distribution Automation equipment manufacturers
•
Smart Grid Lighting
– Induction lighting and long range radio supervisory control
•
Demand Response and Home Area Network solutions
– Connect directly to the network or through electric meter via other communications, e.g. Zigbee
•
Fully integrated solution
– Communications, software, metrology, distribution automation devices, demand response and Home Area Network solutions
•
Flexible, scalable and adaptable software, network and data solutions delivery
– Minimizes utility’s financial, operational and technological risk
– Transforms data into information which can be used for decision support of mission critical utility functions
Sensus’ Differentiated Offering
3

Home Area Networks
Demand Response
Distribution Automation and Lighting Controls
Advanced Metering Infrastructure
Automated Meter Reading
Electricity, Water and Gas Meters

sensus

Multiple Needs; One Network 15 3 Critical Infrastructure Class Network: • Dedicated • Secure • Resilient • Universal

Critical Infrastructure Class Network
Advantages
3
•
Advanced long-range, high-power radio communications technology
– Deployed using a star-based “point-to-point” structure; not a mesh system
– Terrain Agnostic -- Cost efficiently covers both urban and rural environments
– Global Operability -- One technology works everywhere in the world
•
Protected, primary-use FCC licensed radio spectrum
– Eliminates interference inherent in crowded public spectrum bands
•
Software defined radio
– Enables cost efficient and flexible over-the-air upgradability, unlike a chipset based radio
– Helps to “Future-proof” the utility’s investment
•
Fast, dedicated, application specific communications channels
– Essential for “mission critical” applications requiring low latency, e.g. distribution automation
•
Resilient, minimal infrastructure
– Fully redundant end-to-end architecture.  Robust infrastructure to withstand natural disasters.
– Lowest initial installation and ongoing operating and maintenance costs
•
Advanced security
– State-of-the-art key encryption at meter level; set at point of manufacture
•
FlexNet™ communications solution can cover all utility applications
– Metering, distribution automation, demand response, Home Area Networks and emerging technologies
– 2-way direct communications with battery powered water and gas meters

Aberdeen
Edinburgh
Glasgow
Londonderry /
Derry
Belfast
United
Kingdom
Darlington
Isle of Man
Leeds
Hull
Preston
Dublin
Manchester
Rotherham
Ireland
Limerick
Leicester
Norwich
Birmingham
Ipswich
Cork
Swindon
London
Cardiff
Bristol
Portsmouth
Plymouth
Le Havre

sensus

Global Reach, Global Technology
The Sensus communications network deployed in North America has now been successfully deployed around the globe
– Multiple global engagements with utilities and partners
Technology addresses diverse customer needs
– National scale deployments require a ubiquitous,
critical infrastructure-grade network
– U.K. Nationwide Smart Metering Initiative - with
ecosystem partners: Arqiva, BT and Detica
Multiple applications
– Electric, water, gas and infrastructure control
3

18 Sensus is a market leader building the Smart Grid for energy and water…today 4 Current Market Leadership

(units in millions)
3/07
6/07
9/07
12/07
3/08
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10

sensus

Sensus Has Rapidly Emerged as a Leader
in N.A. Smart Grid Deployments
Source:  The Scott Report: AMR Deployments in North America and Sensus
19
4
0
1
2
3
4
5
6
7
8
Cumulative SmartPoints Shipped (Electric + Water + Gas)
•
Sensus’ Electric market
share increased from 3%
to 23% in two years
•
Dramatic growth in electric
Sensus SmartPoint™

deployments
•
Water market transitioning
from basic AMR to 2-way
smart metering

Sensus, 23%
Silver Spring Networks, 22%
Elster, 16%
Landis + Gyr, 15%
Itron, 9%
Others, 15%

Sensus 16%
Itron 11%
Master Meter 7%
Elster 5%
Others 17%
Neptune 23%
Badger 21%

sensus

NA Smart Grid Market
Source:
The Scott Report,
2    Quarter 2010
27 million devices
shipped to date
4
20
Source:
The Scott Report,
2    Quarter 2010
5 million meters
shipped annually
Residential and C&I
meters (1-way and 2-way)
NA Electric
Smart Meter/Endpoint Market
(in units)
NA Water
Smart Meter/Endpoint Market
(in units)
nd
nd

Sensus is Building the Smart Grid
for Water Today
• Sensus is enabling the Smart Grid for Water with innovative technology
– Sensus communications network
– iPERL™ water management device
– Distribution Automation for water
– Leak detection at end point and distribution network
• Sensus is building the Smart Grid for water
– Over 1 million water SmartPoints™ installed over the past 6 quarters
– Over 100 individual water utility Smart Grid projects completed or in process
21
4
Critical Infrastructure
Class Network
- Dedicated          - Secure
- Resilient            - Universal
iPERL System
OMNI F2
Customer
Portal

Badger
21%
Sensus
16%
Itron
11%
Master
Meter
7%
Elster
5%
Others
17%
Neptune
23%

Sensus
13.5%

Water Smart Grid Market
• Sensus has a #2 market position in the World
Market Share for Advanced Metering
• Global water market returning to historical
growth rates in excess of GDP
• Conservation and efficiencies driving new
technology adoption
• Broad integrated offering for the water smart
grid
– Point-to-Point communications network
– Innovative water management devices
– Distribution automation / Leak detection
• Extensive metrology offering for regions of the
world preparing for adoption of advanced
technology
• Well positioned for growth with significant
global water market presence coupled with
advanced technology
North America Share for Water Residential and C&I
Advanced (1-way and 2-way) Meters (units)
Source:
The Scott Report,
2 Quarter 2010
5 million meters
shipped annually
World Residential Water Meter Market Share
-
Excluding China
(units)
Source:
IMS Research 2010
42 million meters
shipped annually
Others
86.5%
4

nd

Gas Smart Grid Drivers are Evolving
…Sensus is Poised to Capitalize
• Pipeline safety is a critical component of the Smart Grid for gas
– Sensus technology enables utilities to respond to emergency situations
• System balancing and financial settlements are key functions for gas utilities
– Real-time access to SmartPoint™ data requires critical
infrastructure-class network
• Sensus provides both the technology and communications that create a Smart Grid for Gas
– Sensus communications network
– Sonix
®
ultrasonic gas meter
– Sensus Remote Gas Shut-off device
– Distribution Automation for gas
• Sensus technology and market presence will lead the Smart
Grid for gas
– Approximately 80 million gas meters installed in North America and over 400 million worldwide
Remote
Shut-off
Device
Ultrasonic
Gas Meter
23
4
Customer
Portal
Critical Infrastructure
Class Network
- Dedicated          - Secure
- Resilient            - Universal

Delivering market-leading technology will continue to drive increased profitability 24 5 Strong Financial Performance

5
Evolution of Net Sales
Water Metering
40%
Gas Metering
8%
Precision
Die Casting
8%
Clamps &
Couplings
7%
Water Metering
60%
Gas Metering
12%
Precision
Die Casting
7%
Clamps &
Couplings
10%
Fiscal Year 2004 Net Sales LTM September 2010 Net Sales
Conservation Solutions
11%
$59M
Conservation Solutions
37%
$324M, up 449%
Net Sales: $529M Net Sales: $873M
(Fiscal year ended March 31)
Note:  Conservation Solutions, Water Metering and Gas Metering make up the “Utility Infrastructure and Related Communications
Systems” reporting segment.  The “All Other” reporting segment includes Precision Die Casting and Clamps & Couplings.

FY06 - FY10: 8% CAGR

FY06 - FY10: 2% CAGR

FY06 - FY10: 12% CAGR

5
Financial Track Record
$97
$94
$91
$92
$105
$107
16%
15%
13%
12%
12%
12%
0%
5%
10%
15%
20%
25%
$0
$20
$40
$60
$80
$100
$120
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
LTM
Sept
$47
$29
$51
$61
$73
$53
$0
$10
$20
$30
$40
$50
$60
$70
$80
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
LTM
Sept
$614
$631
$722
$784
$844
$873
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
LTM
Sept
Net Sales
(1) Net cash provided by operating activities as reported in the Company’s SEC filings.
Adjusted EBITDA* improves from 2008 due
to volume and operational leverage and
scale.
R&D investment rate in 2010 increased to
5.3% of net sales as technology is focused
across the Utility Infrastructure Systems
product portfolios.
2008 Sensus launches FlexNet™ systems
and enters AMI Electric markets.
2009 revenue traction attained as market
share expands rapidly to 23% with 8 million
SmartPoint™ devices shipped within 3 years.
Fiscal Year Ends March 31        LTM September 2010        (US$ in millions)
Adjusted EBITDA * Operating Cash Flow
(1)
Continued drive on balance sheet efficiency
through working capital initiatives. Days sales
cycle improved over 100% since 2008.
Maintained investments in infrastructure and
software to support market strategies and
commitments.
* See Appendix: Non-GAAP Measure
st

Highlights
Leader in NA Electric Smart Grid
metering market
•Sensus
delivered 7 million to date
Leader in the rapidly evolving
Water Smart Grid market
• Sensus delivered 1 million to date
Leading market positions in mature
core water and gas metrology
Future revenue visibility
• Only 27 million smart electric meters installed out
of 160 million North American installed base
• Global potential to convert 1.3 billion meters
• Only 1 million smart water meters installed out of
100 million North American installed base
• Global potential to convert 1 billion meters
• Established metrology business consistently
delivers Revenue, EBITDA and Cash Flow
• Annual revenues > $400 million
• Long-term electric smart grid contracts provide
visibility for future business and revenue
• Include long-term contracts with the 3 largest North
American electric utilities (by market capitalization)

5

Thank You. For more information visit us at www.sensus.com

29 Appendix 6

6
Appendix: Non-GAAP Measure
• To enhance the comparability and usefulness of its financial information, the Company provides Adjusted EBITDA to describe more fully the results of its underlying business.
•
Adjusted EBITDA
is defined as consolidated earnings before
interest expense, depreciation and amortization, and income taxes plus (a) restructuring costs, (b) management fees and (c) acquisition-
related costs, and adjusted for other nonrecurring items.
• Refer to the Company’s press release on Form 8-K filed December
20, 2010 for further discussion of non-GAAP measures.

6
Appendix: Non-GAAP Measure
A reconciliation of Adjusted EBITDA:
LTM FY FY FY FY FY
Sept Ended Ended Ended Ended Ended
(US$ in millions) 9/30/2010 3/31/2010 3/31/2009 3/31/2008 3/31/2007 3/31/2006
Consolidated net loss $        (11.8) $        (19.2) $       (22.2) $         (6.4) $         (8.4) $         (3.2)
Depreciation and amortization 47.1 45.5 46.6 47.7 48.1 42.4
Interest expense, net 45.3 43.6 39.9 41.8 42.4 39.3
Income tax provision (benefit) 3.4 (1.5) (3.4) (1.4) 0.5 8.2
Restructuring costs 19.0 25.9 9.9 7.0 8.5 7.2
Management fees 2.8 3.3 3.1 2.6 2.6 2.3
Acquisition-related costs 0.8 1.2 - - 0.1   -
Loss on debt extinguishment - 5.9 - - - -
Other non-recurring items - - 3.3 - - 1.1
Goodwill impairment - - 14.4 - - -
Gain from discontinued operations - - - - (0.1) -
Adjusted EBITDA (excluding discontinued operations) $       106.6 $       104.7 $       91.6 $         91.3 $         93.7 $         97.3